UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 30, 2001


                                CenturyTel, Inc.

             (Exact name of registrant as specified in its charter)


       Louisiana                     1-7784                     72-0651161
    (State or other             (Commission File              (IRS Employer
    jurisdiction of                  Number)                Identification No.)
    incorporation)

        100 CenturyTel Drive, Monroe, Louisiana                  71203
         (Address of principal executive offices)              (Zip Code)


    Registrant's telephone number, including area code      (318) 388-9000

FOR IMMEDIATE RELEASE                FOR MORE INFORMATION CONTACT:
October 30, 2001                     Media: Patricia Cameron (318) 388-9674
                                     patricia.cameron@centurytel.com
                                     Investors: Tony Davis (318) 388-9525
                                     tony.davis@centurytel.com

       CenturyTel Reports 11.8 Percent Increase in Third Quarter Revenues

MONROE, La....CenturyTel, Inc. (NYSE Symbol: CTL) announces operating results for third quarter 2001.

o Revenues climbed 11.8% to $539.4 million.
o Excluding nonrecurring gains and losses, earnings before interest, taxes, depreciation and amortization (EBITDA) increased 7.4% to $278.3 million.
o Net income, excluding nonrecurring gains and losses, was $63.9 million.
o Excluding nonrecurring gains and losses, cash earnings per share was $.55.
o Diluted earnings per share, excluding nonrecurring gains and losses, was $.45.

Third Quarter Highlights
(Excluding nonrecurring
 gains and losses)
(Dollars in thousands,                    Qtr Ended     Qtr Ended    % Change
 except per share amounts)                9/30/2001     9/30/2000
------------------------------------------------------------------------------
Revenues                                 $   539,377    $  482,634     11.8%
EBITDA                                   $   278,328    $  259,158      7.4%
Net Income                               $    63,873    $   65,966     (3.2%)
Cash Earnings Per Share                  $       .55    $      .56     (1.8%)
Diluted Earnings Per Share               $       .45    $      .47     (4.3%)
Average Diluted Shares Outstanding       $   142,260    $  141,848       .3%

Telephone Revenues                       $   377,747    $  324,608     16.4%
Wireless Revenues                        $   115,404    $  120,232     (4.0%)
Other Operations Revenues                $    46,226    $   37,794     22.3%
------------------------------------------------------------------------------
Telephone Access Lines                     1,808,574     1,800,728       .4%
Wireless Units in Majority-Owned Markets     794,664       741,183      7.2%
------------------------------------------------------------------------------

"CenturyTel achieved strong third quarter results in spite of a sluggish economy," said Glen F. Post, President and CEO of CenturyTel. "We made substantial progress in the quarter resolving several regulatory issues affecting our wireline operations and achieved good growth in our long distance, Internet and DSL service offerings."

CenturyTel experienced non-recurring pre-tax items of $43.7 million primarily related to a gain on the sale of our remaining interest in Illuminet common stock net of the write-down of certain non-operating assets. Financial data presented in the body of the press release excludes these one-time items.

Consolidated revenues rose 11.8% to $539.4 million from $482.6 million. EBITDA grew to $278.3 million from $259.2 million, a 7.4% increase. CenturyTel achieved a consolidated EBITDA margin of 51.6% during the quarter. Net income was $63.9 million in third quarter 2001 compared to $66.0 million in third quarter 2000. The decline in net income is due to lower wireless roaming revenue and higher expenses related to CLEC and DSL growth initiatives. Cash earnings per share was $.55 in third quarter 2001 compared to $.56 in third quarter 2000. Diluted earnings per share was $.45 in the third quarter 2001 compared to $.47 in third quarter 2000.

Telephone revenues grew 16.4% to $377.7 million during the quarter compared with $324.6 million in third quarter 2000. The 493,000 access lines acquired from Verizon during 2000 contributed $46.4 million of the increase in telephone revenues during third quarter 2001. Telephone operating income increased 4.6%, reaching $104.4 million from $99.8 million in third quarter 2000, and EBITDA rose 12.4% to $204.7 million from $182.1 million a year ago. CenturyTel's third quarter telephone EBITDA margin was 54.2% while the operating income margin was 27.6%.

"CenturyTel continued to enhance the financial performance of the former Verizon lines in Arkansas and Wisconsin during the quarter. We obtained regulatory relief that should boost operating income in these properties by nearly $30 million annually," Post said.

Wireless revenues declined 4.0% to $115.4 million in third quarter 2001 compared with $120.2 million in third quarter 2000. Roaming revenues declined 20.8% to $24.0 million compared to $30.4 million a year ago. Wireless operating income was $32.9 million compared to $39.3 million, a 16.2% decrease, and EBITDA decreased 10.4% to $49.7 million compared to $55.4 million a year ago. CenturyTel's third quarter wireless EBITDA margin was 44.0% based on service revenues, and the operating income margin was 29.2% based on service revenues. Net wireless subscriber additions were 14,700 for the quarter. Average monthly cellular service revenue per user was $47 during third quarter 2001.

"We achieved solid wireless results despite the anticipated $6.4 million decline in roaming revenues. Customer growth was good and our wireless margins remain among the highest in the industry," Post said.

Other operations revenues grew 22.3% to $46.2 million during third quarter 2001 compared with $37.8 million in third quarter 2000. CenturyTel's long distance revenues increased 14.7% to $31.1 million from $27.1 million. CenturyTel now serves more than 438,600 long distance customers, adding more than 24,000 during the quarter. Internet revenues rose 72.1% to $10.6 million from $6.1 million. The company experienced a $1.1 million operating loss this quarter in its Internet operations due to startup expenses pertaining to the rapid growth of DSL. CenturyTel now serves more than 20,800 DSL customers, adding more than 5,000 during the quarter. CLEC operating losses were $2.9 million during the quarter.

"CenturyTel achieved nearly 2% penetration of our DSL-enabled lines while reducing Internet operating losses from the second quarter. We were successful in adding more than 5,000 DSL customers during the third quarter," Post said.

During the first nine months of 2001, net income decreased 3.7% to $165.3 million from $171.7 million in 2000. Diluted earnings per share declined 4.1% to $1.16 from $1.21, and consolidated revenues increased 19.4% to $1.574 billion from $1.319 billion. Earnings before interest, taxes, depreciation and amortization (EBITDA) was $796.8 million compared with $681.4 million a year ago, a 16.9% increase.

"CenturyTel has generated $111.4 million in free cash flow year to date. Debt as a percentage of total capitalization has fallen steadily from 63.1% at year end 2000 to 57.7% at the end of the third quarter," Post said.

For the fourth quarter 2001, CenturyTel expects total revenues to range from $525 million to $545 million. Operating cash flow for the fourth quarter is expected to be in the range of $245 million to $260 million. Cash earnings per share is anticipated to be $.47 to $.51 while earnings per share is expected to be in the range of $.37 to $.41.

All amounts disclosed above exclude one-time items.

In addition to historical information, this release includes forward-looking statements, estimates and projections that are based on current expectations only, and are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of CenturyTel. Actual events and results may differ materially from those anticipated, estimated or projected if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to: the Company's ability to effectively manage its growth, including integrating newly acquired businesses into our operations, hiring adequate numbers of qualified staff and successfully upgrading our billing and other information systems; the inherent risk of rapid technological change; the effects of on-going changes in the regulation of the Company or the communications industry generally; the effects of greater than anticipated competition in the Company's markets; possible changes in the demand for, or pricing of, the Company's products and services; the Company's ability to successfully introduce new offerings on a timely and cost-effective basis; higher than anticipated interest rates; and the effects of more general factors such as changes in overall market or economic conditions or in legislation, regulation or public policy. These and other uncertainties related to the Company's business are described in greater detail in the Company's Annual Report on Form 10-K for the year ended December 31, 2000. The information contained in this release is as of October 30, 2001. The Company undertakes no obligation to update or revise any of this information whether a result of new information, future events or developments, or otherwise.

CenturyTel's management will be hosting a conference call today at 10:30 A.M. CST to discuss third quarter earnings and the outlook for fourth quarter 2001. Investors can access CenturyTel's earnings conference call and replay by accessing the company's Web site at (www.centurytel.com)

CenturyTel, Inc. provides communications services including local exchange, wireless, long distance, Internet access and data services to more than three million customers in 21 states. The company, headquartered in Monroe, Louisiana, is publicly traded on the New York Stock Exchange under the symbol CTL. CenturyTel is the 8th largest local exchange telephone company, based on access lines, and the 8th largest cellular company, based on population equivalents owned, in the United States.

Visit CenturyTel's corporate Web site at (www.centurytel.com)


                                CenturyTel, Inc.
                        CONSOLIDATED STATEMENTS OF INCOME
                 THREE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000
                                   (UNAUDITED)


In thousands, except                                                  INCREASE
 per share amounts                             2001          2000    (DECREASE)
------------------------------------------------------------------------------

          TELEPHONE OPERATIONS
Operating revenues
   Local service                           $ 122,829       106,304       15.5%
   Network access                            219,432       187,254       17.2%
   Other                                      35,486        31,050       14.3%
------------------------------------------------------------------
                                             377,747       324,608       16.4%
------------------------------------------------------------------
Operating expenses
   Plant operations                           98,605        76,086       29.6%
   Customer operations                        28,148        28,623       (1.7%)
   Corporate and other                        46,293        37,766       22.6%
   Depreciation and amortization             100,336        82,380       21.8%
------------------------------------------------------------------
                                             273,382       224,855       21.6%
------------------------------------------------------------------
Telephone operating income                   104,365        99,753        4.6%
------------------------------------------------------------------

          WIRELESS OPERATIONS
Operating revenues
   Service                                    88,695        86,501        2.5%
   Roaming                                    24,036        30,361      (20.8%)
   Equipment sales                             2,673         3,370      (20.7%)
------------------------------------------------------------------
                                             115,404       120,232       (4.0%)
------------------------------------------------------------------
Operating expenses
   Cost of equipment sold                      6,108         7,192      (15.1%)
   System operations                          19,924        19,749        0.9%
   General, administrative
    and customer service                      22,250        18,796       18.4%
   Sales and marketing                        17,466        19,081       (8.5%)
   Depreciation and amortization              16,754        16,134        3.8%
------------------------------------------------------------------
                                              82,502        80,952        1.9%
------------------------------------------------------------------
 Wireless operating income                    32,902        39,280      (16.2%)
------------------------------------------------------------------

          OTHER OPERATIONS
Operating revenues
  Long distance                               31,050        27,075       14.7%
  Internet                                    10,561         6,138       72.1%
  Other                                        4,615         4,581        0.7%
------------------------------------------------------------------
                                              46,226        37,794       22.3%
------------------------------------------------------------------
Operating expenses
   Cost of sales and other                    36,563        28,542       28.1%
   Depreciation and amortization               3,119         1,226      154.4%
------------------------------------------------------------------
                                              39,682        29,768       33.3%
------------------------------------------------------------------
Other operating income                         6,544         8,026      (18.5%)
------------------------------------------------------------------

TOTAL OPERATING INCOME                       143,811       147,059       (2.2%)

OTHER INCOME (EXPENSE)
   Interest expense                          (54,438)      (48,904)      11.3%
   Income from unconsolidated
    cellular entities                         16,622        11,366       46.2%
   Minority interest                          (2,819)       (2,889)      (2.4%)
   Nonrecurring gains and losses              43,543        10,683      307.6%
   Other income and expense                      705        (4,065)    (117.3%)
   Income tax expense                        (55,119)      (46,026)      19.8%
------------------------------------------------------------------

NET INCOME                                 $  92,305        67,224       37.3%
==================================================================

EARNINGS PER SHARE
   Basic                                   $    0.66          0.48       37.5%
   Diluted                                 $    0.65          0.47       38.3%

SHARES OUTSTANDING
   Basic                                     140,772       140,220        0.4%
   Diluted                                   142,260       141,848        0.3%

DIVIDENDS PER COMMON SHARE                 $  0.0500        0.0475        5.3%



                                CenturyTel, Inc.
                        CONSOLIDATED STATEMENTS OF INCOME
                 THREE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000
                                   (UNAUDITED)

Excludes nonrecurring items
In thousands, except                                                  INCREASE
 per share amounts                             2001          2000    (DECREASE)
------------------------------------------------------------------------------

          TELEPHONE OPERATIONS
Operating revenues
   Local service                           $ 122,829       106,304       15.5%
   Network access                            219,432       187,254       17.2%
   Other                                      35,486        31,050       14.3%
------------------------------------------------------------------
                                             377,747       324,608       16.4%
------------------------------------------------------------------
Operating expenses
   Plant operations                           98,605        76,086       29.6%
   Customer operations                        28,148        28,623       (1.7%)
   Corporate and other                        46,293        37,766       22.6%
   Depreciation and amortization             100,336        82,380       21.8%
------------------------------------------------------------------
                                             273,382       224,855       21.6%
------------------------------------------------------------------
Telephone operating income                   104,365        99,753        4.6%
------------------------------------------------------------------

          WIRELESS OPERATIONS
Operating revenues
   Service                                    88,695        86,501        2.5%
   Roaming                                    24,036        30,361      (20.8%)
   Equipment sales                             2,673         3,370      (20.7%)
------------------------------------------------------------------
                                             115,404       120,232       (4.0%)
------------------------------------------------------------------
Operating expenses
   Cost of equipment sold                      6,108         7,192      (15.1%)
   System operations                          19,924        19,749        0.9%
   General, administrative and
    customer service                          22,250        18,796       18.4%
   Sales and marketing                        17,466        19,081       (8.5%)
   Depreciation and amortization              16,754        16,134        3.8%
------------------------------------------------------------------
                                              82,502        80,952        1.9%
------------------------------------------------------------------
 Wireless operating income                    32,902        39,280      (16.2%)
------------------------------------------------------------------

            OTHER OPERATIONS
Operating revenues
   Long distance                              31,050        27,075       14.7%
   Internet                                   10,561         6,138       72.1%
   Other                                       4,615         4,581        0.7%
------------------------------------------------------------------
                                              46,226        37,794       22.3%
------------------------------------------------------------------
Operating expenses
   Cost of sales and other                    36,563        28,542       28.1%
   Depreciation and amortization               3,119         1,226      154.4%
------------------------------------------------------------------
                                              39,682        29,768       33.3%
------------------------------------------------------------------
Other operating income                         6,544         8,026      (18.5%)
------------------------------------------------------------------

TOTAL OPERATING INCOME                       143,811       147,059       (2.2%)

OTHER INCOME (EXPENSE)
   Interest expense                          (54,438)      (48,904)      11.3%
   Income from unconsolidated
    cellular entities                         13,422        11,366       18.1%
   Minority interest                          (2,819)       (2,889)      (2.4%)
   Other income and expense                    3,705         3,882       (4.6%)
   Income tax expense                        (39,808)      (44,548)     (10.6%)
------------------------------------------------------------------

NET INCOME                                 $  63,873        65,966       (3.2%)
==================================================================

EARNINGS PER SHARE
   Basic                                   $    0.45          0.47       (4.3%)
   Diluted                                 $    0.45          0.47       (4.3%)

SHARES OUTSTANDING
   Basic                                     140,772       140,220        0.4%
   Diluted                                   142,260       141,848        0.3%

DIVIDENDS PER COMMON SHARE                 $  0.0500        0.0475        5.3%



                                CenturyTel, Inc.
                        CONSOLIDATED STATEMENTS OF INCOME
                  NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000
                                   (UNAUDITED)


In thousands, except                                                  INCREASE
 per share amounts                             2001          2000    (DECREASE)
------------------------------------------------------------------------------

          TELEPHONE OPERATIONS
Operating revenues
   Local service                         $   367,283       284,896       28.9%
   Network access                            645,869       510,440       26.5%
   Other                                     103,728        82,286       26.1%
------------------------------------------------------------------
                                           1,116,880       877,622       27.3%
------------------------------------------------------------------
Operating expenses
   Plant operations                          285,980       198,625       44.0%
   Customer operations                        86,219        76,893       12.1%
   Corporate and other                       140,329       117,634       19.3%
   Depreciation and amortization             296,624       217,371       36.5%
------------------------------------------------------------------
                                             809,152       610,523       32.5%
------------------------------------------------------------------
Telephone operating income                   307,728       267,099       15.2%
------------------------------------------------------------------

          WIRELESS OPERATIONS
Operating revenues
   Service revenues                          253,886       246,890        2.8%
   Roaming                                    67,047        73,946       (9.3%)
   Equipment sales                             8,563        10,942      (21.7%)
------------------------------------------------------------------
                                             329,496       331,778       (0.7%)
------------------------------------------------------------------
Operating expenses
   Cost of equipment sold                     17,789        21,728      (18.1%)
   System operations                          54,565        51,782        5.4%
   General, administrative and
    customer service                          64,042        56,423       13.5%
   Sales and marketing                        55,287        60,637       (8.8%)
   Depreciation and amortization              48,974        49,225       (0.5%)
------------------------------------------------------------------
                                             240,657       239,795        0.4%
------------------------------------------------------------------
Wireless operating income                     88,839        91,983       (3.4%)
------------------------------------------------------------------

          OTHER OPERATIONS
Operating revenues
   Long distance                              87,164        77,001       13.2%
   Internet                                   27,678        16,423       68.5%
   Other                                      13,103        15,922      (17.7%)
------------------------------------------------------------------
                                             127,945       109,346       17.0%
------------------------------------------------------------------
Operating expenses
   Cost of sales and other                   105,049        81,331       29.2%
   Depreciation and amortization               6,239         3,724       67.5%
------------------------------------------------------------------
                                             111,288        85,055       30.8%
------------------------------------------------------------------
Other operating income                        16,657        24,291      (31.4%)
------------------------------------------------------------------
TOTAL OPERATING INCOME                       413,224       383,373        7.8%

OTHER INCOME (EXPENSE)
   Interest expense                         (173,499)    (120,213)       44.3%
   Income from unconsolidated
    cellular entities                         32,648        19,382       68.4%
   Minority interest                          (8,731)       (8,052)       8.4%
   Nonrecurring gains and losses             199,971        20,593      871.1%
   Other income and expense                    8,206         2,548      222.1%
   Income tax expense                       (178,551)     (123,278)      44.8%
------------------------------------------------------------------

NET INCOME                               $   293,268       174,353       68.2%
==================================================================

EARNINGS PER SHARE
   Basic                                 $      2.08          1.24       67.7%
   Diluted                               $      2.06          1.23       67.5%

SHARES OUTSTANDING
   Basic                                     140,693       139,989        0.5%
   Diluted                                   142,267       141,769        0.4%

DIVIDENDS PER COMMON SHARE               $    0.1500        0.1425        5.3%


                                CenturyTel, Inc.
                        CONSOLIDATED STATEMENTS OF INCOME
                  NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000
                                   (UNAUDITED)

Excludes nonrecurring items
In thousands, except                                                  INCREASE
 per share amounts                             2001          2000    (DECREASE)
------------------------------------------------------------------------------

           TELEPHONE OPERATIONS
Operating revenues
   Local service                         $   367,283       284,896       28.9%
   Network access                            645,869       510,440       26.5%
   Other                                     103,728        82,286       26.1%
------------------------------------------------------------------
                                           1,116,880       877,622       27.3%
------------------------------------------------------------------
Operating expenses
   Plant operations                          283,980       198,625       43.0%
   Customer operations                        86,219        76,893       12.1%
   Corporate and other                       140,329       117,634       19.3%
   Depreciation and amortization             296,624       217,371       36.5%
------------------------------------------------------------------
                                             807,152       610,523       32.2%
------------------------------------------------------------------
Telephone operating income                   309,728       267,099       16.0%
------------------------------------------------------------------

           WIRELESS OPERATIONS
Operating revenues
   Service                                   253,886       246,890        2.8%
   Roaming                                    67,047        73,946       (9.3%)
   Equipment sales                             8,563        10,942      (21.7%)
------------------------------------------------------------------
                                             329,496       331,778       (0.7%)
------------------------------------------------------------------
Operating expenses
   Cost of equipment sold                     17,789        21,728      (18.1%)
   System operations                          54,565        51,782        5.4%
   General, administrative and
    customer service                          64,042        56,423       13.5%
   Sales and marketing                        55,287        60,637       (8.8%)
   Depreciation and amortization              48,974        49,225       (0.5%)
------------------------------------------------------------------
                                             240,657       239,795        0.4%
------------------------------------------------------------------
Wireless operating income                     88,839        91,983       (3.4%)
------------------------------------------------------------------

           OTHER OPERATIONS
Operating revenues
   Long distance                              87,164        77,001       13.2%
   Internet                                   27,678        16,423       68.5%
   Other                                      13,103        15,922      (17.7%)
------------------------------------------------------------------
                                             127,945       109,346       17.0%
------------------------------------------------------------------
Operating expenses
   Cost of sales and other                   105,049        80,827       30.0%
   Depreciation and amortization               6,239         3,724       67.5%
------------------------------------------------------------------
                                             111,288        84,551       31.6%
------------------------------------------------------------------
Other operating income                        16,657        24,795      (32.8%)
------------------------------------------------------------------

TOTAL OPERATING INCOME                       415,224       383,877        8.2%

OTHER INCOME (EXPENSE)
   Interest expense                         (173,499)     (120,213)      44.3%
   Income from unconsolidated
    cellular entities                         27,284        24,712       10.4%
   Minority interest                          (8,718)       (8,052)       8.3%
   Other income and expense                   11,206        10,495        6.8%
   Income tax expense                       (106,164)    ( 119,112)     (10.9%)
------------------------------------------------------------------

NET INCOME                               $   165,333       171,707       (3.7%)
==================================================================

EARNINGS PER SHARE
   Basic                                 $      1.17          1.23       (4.9%)
   Diluted                               $      1.16          1.21       (4.1%)

SHARES OUTSTANDING
   Basic                                     140,693       139,989        0.5%
   Diluted                                   142,267       141,769        0.4%

DIVIDENDS PER COMMON SHARE               $    0.1500        0.1425        5.3%


                                CenturyTel, Inc.
                           CONSOLIDATED BALANCE SHEETS
                    September 30, 2001 and December 31, 2000
                                   (UNAUDITED)

                                                 September 30,     December 31,
                                                     2001             2000
-------------------------------------------------------------------------------
                                                        (in thousands)
                                     ASSETS

CURRENT ASSETS
   Cash and cash equivalents                      $     21,372           19,039
   Other current assets                                342,433          357,465
-------------------------------------------------------------------------------
      Total current assets                             363,805          376,504
-------------------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT
   Telephone                                         5,220,236        4,999,808
   Wireless                                            552,586          522,684
   Other                                               443,038          392,024
   Accumulated depreciation                         (3,230,162)      (2,955,223)
-------------------------------------------------------------------------------
      Net property, plant and equipment              2,985,698        2,959,293
-------------------------------------------------------------------------------

INVESTMENTS AND OTHER ASSETS
   Excess cost of net
    assets acquired                                  2,489,276        2,509,033
   Other                                               550,543          548,460
-------------------------------------------------------------------------------
      Total investments and other assets             3,039,819        3,057,493
-------------------------------------------------------------------------------

TOTAL ASSETS                                      $  6,389,322        6,393,290
===============================================================================

                             LIABILITIES AND EQUITY

CURRENT LIABILITIES
   Short-term debt and current
    maturities of long-term debt                  $    314,385          425,962
   Other current liabilities                           448,004          317,408
-------------------------------------------------------------------------------
      Total current liabilities                        762,389          743,370


LONG-TERM DEBT                                       2,802,301        3,050,292
DEFERRED CREDITS AND OTHER LIABILITIES                 536,201          567,549
STOCKHOLDERS' EQUITY                                 2,288,431        2,032,079
-------------------------------------------------------------------------------

TOTAL LIABILITIES AND EQUITY                      $  6,389,322        6,393,290
===============================================================================



                              CAPITAL EXPENDITURES
                  NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000

                                                                          INC
                                               2001          2000        (DEC)
------------------------------------------------------------------------------
                                                 (in thousands)
Telephone                                 $  248,831       157,841       57.6%
Wireless                                      52,522        38,964       34.8%
Other                                         82,902        85,876       (3.5%)
------------------------------------------------------------------
   Total capital expenditures             $  384,255       282,681       35.9%
==================================================================


                              CAPITAL EXPENDITURES
                 THREE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000

                                                                          INC
                                               2001          2000        (DEC)
------------------------------------------------------------------------------
                                                 (in thousands)
Telephone                                 $   87,014        82,427        5.6%
Wireless                                      18,926        24,279      (22.0%)
Other                                         34,997        36,568       (4.3%)
------------------------------------------------------------------
   Total capital expenditures             $  140,937       143,274       (1.6%)
==================================================================



                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         CenturyTel, Inc.

                                     By: /s/ Neil A. Sweasy
                                         ----------------------
                                         Neil A. Sweasy
                                         Vice President and Controller